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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2005
                                                          --------------

                           THE MED-DESIGN CORPORATION
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                    0-25852                   23-2771475
      ---------------            ----------------          -------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)               Identification No.)
      Incorporation)

                2810 Bunsen Avenue
                Ventura, California                              93003
    ----------------------------------------                 --------------
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------


       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

         On June 2, 2005, The Med-Design Corporation filed a Certificate of Amendment of Certificate of Incorporation, a Certificate of Retirement of Stock, a Certificate of Elimination and a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. In accordance with previous stockholder approval, the Certificate of Amendment of Certificate of Incorporation eliminated the classification of Med-Design's Board of Directors such that each director will stand for reelection on an annual basis. The Certificate of Retirement amended Med-Design's Certificate of Incorporation by retiring 300,000 shares of Med-Design's Series A Convertible Preferred Stock in accordance with the terms of thereof, and the Certificate of Elimination amended Med-Design's Certificate of Incorporation by eliminating from it all matters set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock. The Restated Certificate of Incorporation restates and integrates the provisions of Med-Design's Certificate of Incorporation as previously amended.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         3.1  Restated Certificate of Incorporation of
              The Med-Design Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MED-DESIGN CORPORATION



Date: June 6, 2005                      By: JOSEPH N. BONGIOVANNI, III
                                            -----------------------------------
                                            Name: Joseph N. Bongiovanni, III
                                            Title: Vice President and Secretary


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
   3.1            Restated Certificate of Incorporation of
                  The Med-Design Corporation.